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                                  OMNISOURCE(R)
                ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT A
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-60515

       SUPPLEMENT DATED MAY 16, 2005 TO YOUR PROSPECTUS DATED MAY 2, 2005

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                SUPPLEMENT DATED MAY 16, 2005 TO YOUR PROSPECTUS

The Board of Trustees of the Scudder Investments VIT Funds voted to liquidate the Scudder VIT EAFE Equity Index Fund. As a result, the Scudder VIT EAFE Equity Index Fund Investment Division will no longer be available as an Investment Division as of the close of business of the New York Stock Exchange on June 30, 2005.

Therefore, if any of your Investment Value is allocated to the Scudder VIT EAFE Equity Index Fund Investment Division that Investment Value will be transferred into the Hartford Money Market Investment Division upon the close of the New York Stock Exchange on June 30, 2005.

If you are enrolled in the Dollar Cost Averaging Program or the Asset Rebalancing Program with allocations directed to the Scudder VIT EAFE Equity Index Fund Investment Division, your enrollment in this program will end upon the close of the New York Stock Exchange on June 30, 2005, unless you change your Program enrollments prior to that date.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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